UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 24, 2005 (May 18, 2005)
Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10000 Richmond Avenue
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Summary of Director Compensation
Form of Nonqualified Stock Option Agreement
Press Release dated May 18, 2005

Item 1.01. Entry into a Material Definitive Agreement.

Director Compensation.

     On May 18, 2005, the Board of Directors (“Board”) of National Oilwell Varco, Inc. (the “Company”) modified the compensation arrangements for its non-employee directors. The terms of the compensation arrangements for our non-employee directors are set forth in Exhibit 10.1 to this Current Report and incorporated by reference herein.

     On May 18, 2005, the Board also approved the grant of 7,500 options to each non-employee director under the National Oilwell Varco Long-Term Incentive Plan. The exercise price of the options is $41.63 per share, which was the fair market value of one share of the Company’s common stock on the date of grant. The options vest in three equal annual installments beginning on the first anniversary of the date of the grant. Additional terms and provisions of each option grant are set forth in the form of Nonqualifed Stock Option Agreement, which is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Director Resignation. On May 18, 2005 John F. Lauletta, our Chairman of the Board, informed the Board of his intention not to stand for re-election at the 2005 Annual Meeting of Stockholders. Mr. Lauletta will continue to serve as a director until the expiration of his term at the 2005 Annual Meeting of Stockholders. Upon the effective date of Mr. Lauletta’s resignation, Merrill A. Miller, Jr., our President and Chief Executive Officer, will succeed Mr. Lauletta as Chairman of the Board.

     (c) Appointment of Principal Officers. As of May 18, 2005, Robert Blanchard was appointed Vice President, Corporate Controller and Chief Accounting Officer of the Company. The following is certain biographical information of Mr. Blanchard:

     Mr. Blanchard, age 44, has served as Vice President, Corporate Controller and Chief Accounting Officer of the Company since May 18, 2005. On March 11, 2005 Varco International, Inc. (“Varco”) merged with and into the Company (the “Merger”). Mr. Blanchard joined Varco in 1989, serving as its Controller from 1999 and as Vice President from 2002 until the Merger.

Item 8.01. Other Events.

     The 2005 annual meeting of stockholders of the Company (the “Annual Meeting”) will be held on Friday, July 22, 2005. The location and time of the Annual Meeting will be determined at a later date. The record date for stockholders entitled to vote at the Annual Meeting has been set by the Board as Wednesday, June 8, 2005. The Company expects to mail its proxy materials on or about June 17, 2005. Stockholders wishing to submit proposals for consideration at the Annual Meeting are required to do so no later than the close of business on Wednesday, June 1, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Summary of Director Compensation*

10.2	Form of Nonqualifed Stock Option Agreement*

99.1	Press Release dated May 18, 2005.

*	Compensatory plan or arrangement for management or others

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005	NATIONAL OILWELL VARCO, INC.

/s/ M. Gay Mather

M. Gay Mather
Vice President and Secretary

INDEX TO EXHIBITS

Exhibit No	Description
10.1	Summary of Director Compensation*

10.2	Form of Nonqualifed Stock Option Agreement*

99.1	Press Release dated May 18, 2005

*	Compensatory plan or arrangement for management or others